Exhibit 10.12
AMENDED AND RESTATED SUBSIDIARY GUARANTEE

This AMENDED AND RESTATED SUBSIDIARY GUARANTEE, dated as of June 27, 2012 (as amended, restated, modified or supplemented from time to time, this “Guarantee”), is by each of the Subsidiaries (as defined in the Securities Purchase Agreement referred to below) of Integrated BioPharma, Inc., a Delaware corporation (the “Company”) party hereto from time to time, whether as an original signatory hereto or as an Additional Guarantor (as defined in Section 4.2 below) (such Subsidiaries are collectively referred to herein as the “Guarantors”), and CD Financial, LLC, in its capacity as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”), for the benefit of the Secured Parties (as defined in the Securities Purchase Agreement referred to below).

W I T N E S S E T H:

WHEREAS, reference is made to the Amended and Restated Securities Purchase Agreement, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “Securities Purchase Agreement”), by and between the Company and CD Financial, LLC, a Florida limited liability company (the “Investor”), which amended and restated the Securities Purchase Agreement, dated as of February 21, 2008, by and between the Company and Investor in its entirety (as amended, supplemented or otherwise modified from time to time to but excluding the date hereof, the “Original SPA”);

WHEREAS, reference is made to the Subsidiary Guarantee, dated as of February 21, 2008 (as amended, supplemented or otherwise modified from time to time to but excluding the date hereof, the “Original Guarantee”), by and among certain Subsidiaries of the Company party thereto and the Collateral Agent;

WHEREAS, capitalized terms used herein, and not otherwise defined herein, shall have the meanings set forth in the Securities Purchase Agreement;

WHEREAS, the Guarantors and the Collateral Agent have agreed to amend and restate the Original Guarantee in its entirety, as set forth herein;

WHEREAS, reference is made to Sections 5.10 and 5.11 below; and

WHEREAS, each Guarantor, as a Subsidiary of the Company, will directly or indirectly benefit from the extension of credit to the Company represented by the issuance of the Notes and the other transactions contemplated by the Transaction Documents.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. GUARANTEE.

1.1 Guarantee of Obligations.

(a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees to each Secured Party and its lawful successors, endorsees, transferees and assigns, the prompt and complete payment by the Company and each other Guarantor when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations (as defined in the Securities Purchase Agreement), together with all reasonable attorneys, disbursements and other costs and expenses of collection incurred by the Collateral Agent and the other Secured Parties in enforcing any of such Obligations and/or this Guarantee (collectively, as used herein, the “Obligations”).  This Guarantee shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full.  Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations.

(b) Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 1.3).

1.2 Guarantee Absolute and Unconditional.  Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of any of the Transaction Documents, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Secured Parties, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud or misconduct by the Secured Parties) which may at any time be available to or be asserted by the Company or any other Person against any of the Secured Parties, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance.

1.3 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 1.4. The provisions of this Section 1.3 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

1.4 No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Secured Parties, no Guarantor shall be entitled to be subrogated to any of the rights of the Secured Parties against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Secured Parties for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by the Company and the Guarantors on account of the Obligations are paid in full.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the benefit of the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Secured Parties may determine.

1.5 Modification of Guaranteed Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Secured Parties may be rescinded by the Secured Parties and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Secured Parties, and the Transaction Documents may be amended, modified, supplemented or terminated, in whole or in part, as the Secured Parties may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Secured Parties for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  The Secured Parties shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for this Guarantee or any property subject thereto.

1.6 Waiver.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Secured Parties upon the guarantees contained in this Section 1 or acceptance of the guarantees contained in this Section 1.  The Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantees contained in this Section 1.  All dealings between the Company and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, shall be conclusively presumed to have been had or consummated in reliance upon the guarantees contained in this Section 1.  Each Guarantor waives, to the extent permitted by law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations.

1.7 Enforcement of Guarantee.

(a) When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, acting on behalf of each Secured Party, may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as the Collateral Agent, acting on behalf of the Secured Parties, may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent, acting on behalf of the Secured Parties, to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Secured Parties against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

(b) Expenses; Indemnification.

(i) Each Guarantor agrees to pay, or reimburse the collateral Agent acting on behalf of the Secured Parties, all of the Collateral Agent’s reasonable costs and expenses incurred in collecting against such Guarantor under this Guarantee or otherwise enforcing or preserving any rights under this Guarantee and the other Transaction Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Collateral Agent.

(ii) Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the enforcement, performance and administration of this Guarantee; provided that no Guarantor shall be liable to any Secured Party for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, claims, suits, litigations, disputes, investigations, inquiries or proceedings, costs, expenses or disbursements that are found by a final and non-appealable judgment of a court of competent jurisdiction to have resulted solely and directly from such Secured Party’s gross negligence or willful misconduct.

1.8 Right to Set-Off.  Subject to the Subordination Agreement, each Guarantor hereby irrevocably authorizes the Collateral Agent, acting on behalf of the Secured Parties, at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by a Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Collateral Agent may elect, against and on account of the obligations and liabilities of such Guarantor to the Secured Parties hereunder in any currency arising hereunder or under the Security Agreement as the Collateral Agent may elect, whether or not a Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured.  The Collateral Agent shall notify such Guarantor promptly of any such set-off and the application made by the Collateral Agent of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section 1.8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent, acting on behalf of the Secured Parties, may have.

1.9 Payments.  In addition to the terms of the guaranty set forth in Section 1.1, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time, any of the Obligations are declared to be immediately due and payable by a Guarantor, then the Guarantors shall, upon ten (10) Business Days’ notice, pay to the Collateral Agent, acting on behalf of the Secured Parties, the entire amount of such Obligations as has been declared due and payable to the Secured Parties.  Payment by the Guarantors shall be made to the Collateral Agent in immediately available Federal funds to an account designated by the Collateral Agent or at the address set forth herein for the giving of notice to the Collateral Agent or at any other address that may be specified in writing from time to time by the Collateral Agent, and shall be credited and applied to the Obligations.

1.10 Release. Subject to Section 2, each Guarantor will be released from all liability hereunder concurrently with the repayment in full of the Obligations.  No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Secured Parties or the Collateral Agent from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations) shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full.

2. REINSTATEMENT.

The guarantees contained in Section 1 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Secured Parties or the Collateral Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

3. REPRESENTATIONS AND WARRANTIES.

Each Guarantor hereby represents and warrants to the Secured Parties as of the date hereof as follows:

3.1 Good Standing; Due Authorization; Enforceability.

(a) Such Guarantor is duly organized, validly existing and in good standing in the jurisdiction of its formation and has the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Such Guarantor is duly qualified to do business and is in good standing as a foreign corporation or limited liability company in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have a Material Adverse Effect.

(b) Such Guarantor has the requisite corporate, partnership, limited liability company or other power and authority to enter into and consummate the transactions required to be consummated by it as contemplated by this Guarantee and the other Transaction Documents to which it is a party, and otherwise to carry out its obligations hereunder and thereunder.  The execution, delivery and performance by such Guarantor of this Guarantee and each other Transaction Documents to which it is a party and the consummation by it of the transactions required to be consummated by it as contemplated hereby and thereby have been duly authorized by all necessary organizational action on the part of such Guarantor and no further action, consent or authorization of such Guarantor, or its board of directors (or Persons performing similar functions), shareholders or members, or to its knowledge, any Governmental Authority, or by any other Person or entity is required in connection therewith, except (i) such as have been obtained or made and are in full force and effect and (ii) filings and registrations and entering into of control agreements necessary to perfect the Liens created under the applicable Transaction Documents.

(c) This Guarantee has been duly executed and delivered by such Guarantor.  This Guarantee constitutes, and each other Transaction Document to which such Guarantor is to be a party, when executed and delivered by such Guarantor, will constitute, a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

3.2 No Conflicts. The execution, delivery and performance of this Guarantee and each other Transaction Document to which it is a party, by such Guarantor and the performance by such Guarantor of its obligations hereunder and thereunder do not and will not: (i) violate or conflict with any of the provisions of any Organizational Documents of such Guarantor; (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree, award, or other restriction of any court, governmental body or arbitrator or any law, rule or regulation applicable to or binding upon such Guarantor (including Federal and state securities laws and regulations), or to which such Guarantor or any of such Guarantor’s property is subject, except to the extent such violation does not, or would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, adverse amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, indenture, credit facility, debt instrument or other instrument to which such Guarantor is a party or by which any property or asset of such Guarantor is bound or affected, except to the extent such conflict, default or termination does not, or would not reasonably be expected, individually or in the aggregate, result in a Material Adverse Effect.

3.3 Approvals.  The execution and delivery by such Guarantor of this Guarantee and each other Transaction Documents to which it is a party, and the performance by such Guarantor of its obligations hereunder and thereunder do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except (i) such as have been obtained or made and are in full force and effect and (ii) filings and registrations and the entering into of control agreements necessary to perfect the Liens created under the applicable Transaction Documents.

3.4 Securities Purchase Agreement. The representations and warranties of the Company set forth in the Securities Purchase Agreement as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of the date hereof, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided, that each reference in each such representation and warranty to the Company’s knowledge shall, for the purposes of this Section 3.4, be deemed to be a reference to such Guarantor’s knowledge.

3.5 Independence of Parties.  The Secured Parties have no fiduciary relationship with or duty to such Guarantor arising out of or in connection with this Guarantee or any of the other Transaction Documents; the relationship between the Guarantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Secured Parties.

3.6 Counsel.  Such Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party.

4. COVENANTS.

4.1 Further Assurances.  Each Guarantor covenants and agrees with the Collateral Agent, on behalf of each Secured Party, that, from and after the date of this Guarantee until the Obligations shall have been paid in full, such Guarantor shall (i) take, and/or shall refrain from taking, as the case may be, such commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor and (ii) execute and deliver to the Collateral Agent, from time to time, any additional instruments or documents which are reasonably necessary to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

4.2 Additional Guarantors.  From time to time subsequent to the date hereof, pursuant to Section 5.3(h) of the Securities Purchase Agreement, each Subsidiary of the Company may become a party hereto as an additional Guarantor (each, an “Additional Guarantor,” and collectively, the “Additional Guarantors”), by executing a joinder agreement substantially in the form of Exhibit A attached hereto (each, a “Joinder Agreement”).  Upon delivery of a Joinder Agreement to the Collateral Agent, notice of which is hereby waived by the Guarantors, each Additional Guarantor shall be a Guarantor hereunder and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereto.

4.3 Existence.  Each Guarantor will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, franchises, governmental authorizations, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under the Securities Purchase Agreement.

5. MISCELLANEOUS.

5.1 Severability.  In the event that any provision of this Guarantee becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Guarantee shall continue in full force and effect without said provision; provided that in such case the parties hereto shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Guarantee to the parties hereto.

5.2 Successors and Assigns.  The terms and conditions of this Guarantee shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.  Nothing in this Guarantee, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Guarantee, except as expressly provided in this Guarantee.  A Holder may assign its rights hereunder in connection with any private sale or transfer of its Note(s) in accordance with the terms of the Securities Purchase Agreement, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Guarantee, in which case the term “Secured Party” shall be deemed to refer to such transferee as though such transferee were an original signatory hereto.  No Guarantor may assign its rights or obligations under this Guarantee.

5.3 Injunctive Relief.  Each Guarantor acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to each Secured Party and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, the Collateral Agent, acting on behalf of the Secured Parties, shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss or the posting of any bond.

5.4 Governing Law; Jurisdiction.  This Guarantee shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Guarantee and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

5.5 Counterparts.  This Guarantee may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Any executed signature page delivered by facsimile or e-mail transmission shall be binding to the same extent as an original executed signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.

5.6 Headings.  The headings used in this Guarantee are used for convenience only and are not to be considered in construing or interpreting this Guarantee.

5.7 Notices.  Any notice, demand or request required or permitted to be given by a Guarantor, the Collateral Agent or a Secured Party pursuant to the terms of this Guarantee shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to a Guarantor:

c/o Integrated BioPharma, Inc.
225 Long Avenue
Hillside, New Jersey 07205
Attn: Chief Executive Officer and Chief Financial Officer
Tel No.:  973-926-0816
Fax No.:  973-926-1735

With a copy (which shall not constitute notice) to:

Herrick, Feinstein LLP 2 Park Avenue
New York, New York 10016
Attn: Eric A. Stabler, Esq.
Tel No.: 212-592-5982
Fax No.: 212-545-3317

If to the Collateral Agent:

CD Financial, LLC
3299 NW Second Avenue
Boca Raton, Florida 33431
Attn:  William H. Milmoe, Manager
Tel No.:  561-278-1169
Fax No.:  561-278-6930

With a copy (which shall not constitute notice) to:

Muller & Lebensburger
7385 Galloway Road
Suite 200
Miami, Florida  33173
Attention:  Charles E. Muller II, Esq.
Tel. No.:  305-670-6770
Fax No.:  305-670-6769

and if to any Secured Party, to such address for such party as shall appear on the signature page of the Securities Purchase Agreement executed by such party, or, as to any Guarantor, the Collateral Agent or any Secured Party, as shall be designated by such party in writing to the other parties hereto in accordance with this Section 5.7.

5.8 Entire Agreement; Amendments.  This Guarantee and the other Transaction Documents constitute the entire agreement between the parties hereto with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties hereto.  No (i) amendment to this Guarantee or (ii) waiver of any agreement or other obligation of the Guarantors under this Guarantee may be made or given except pursuant to a written instrument executed by the Guarantors, the Collateral Agent and the Secured Parties holding a majority of the outstanding principal of the Notes.  Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5.9 Terms Generally.  Section 1.2 of the Securities Purchase Agreement shall apply herein, and is incorporated herein by reference, mutatis mutandis, as if a part hereof.

5.10 Amendment and Restatement.

(a) Each Guarantor hereby consents to, and expressly acknowledges: (A) the amendment and restatement of the Original SPA, as such amendment and restatement is set forth in the Securities Purchase Agreement; and (B) the terms of the Securities Purchase Agreement.

(b) This Guarantee shall amend and restate the Original Guarantee in its entirety; provided, however, this Guarantee shall not in any circumstance be deemed to have terminated, extinguished or discharged the obligations and liabilities of each of the Guarantors (other than Released Debtors) under the Original Guarantee, or be deemed to constitute a novation of any such obligations and liabilities, and such obligations, liabilities and grant shall continue under, and shall be governed by, this Guarantee.

5.11 Subordination Agreement.  The parties hereto acknowledge and agree that the terms of this Guarantee are subject to the terms of the Subordination Agreement.  In the event of any conflict between the terms of the Subordination Agreement and the terms of this Guarantee, the terms of the Subordination Agreement shall govern.

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IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

GUARANTORS:

AGROLABS, INC.

By:	/s/ Christina Kay
Name: Christina Kay
Title: President

IHT HEALTH PRODUCTS, INC.

By:	/s/ Christina Kay
Name: Christina Kay
Title: President

IHT PROPERTIES CORP.

By:	/s/ Riva Sheppard
Name: Riva Sheppard
Title: President

INB:MANHATTAN DRUG COMPANY, INC.

By:	/s/ Riva Sheppard
Name: Riva Sheppard
Title: President

VITAMIN FACTORY, INC.

By:	/s/ E. Gerald Kay
Name: E. Gerald Kay
Title: President

[Signature page to Amended and Restated Subsidiary Guarantee]

COLLATERAL AGENT:

CD FINANCIAL, LLC

By:	/s/ William H. Milmoe
Name: William H. Milmoe
Title: Manager

AGREED TO AND ACCEPTED
as of the date above first written by:

HOLDER:

CD FINANCIAL, LLC

By:	/s/ William H. Milmoe
Name: William H. Milmoe
Title: Manager

 [Signature Page to Amended and Restated Subsidiary Guarantee]

Annex A

FORM OF JOINDER AGREEMENT

[Name and address of Additional Guarantor]

[Date]

CD Financial, LLC, as Collateral Agent

      under the Guarantee referred to below

3299 NW Second Avenue

Boca Raton, Florida 33431

Attn:  William H. Milmoe, Manager

Ladies and Gentlemen:

Reference is made to Amended and Restated Subsidiary Guarantee, dated as of June 27, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee), by and among certain Subsidiaries of Integrated BioPharma, Inc., a Delaware corporation (the “Company”) party thereto, and CD Financial, LLC, a Florida limited liability company, in its capacity as collateral agent for the benefit of the Secured Parties (in such capacity, the “Collateral Agent”).

The Guarantee was executed and delivered in connection with that certain Amended and Restated Securities Purchase Agreement, dated as of June 27, 2012 (as amended, restated, supplemented or otherwise modified from time to time), by and between the Company and CD Financial, LLC, a Florida limited liability company, as the initial Investor (as defined therein).

This Joinder Agreement supplements the Guarantee and is delivered by the undersigned, [________________] (the “Additional Guarantor”), pursuant to Section 4.2 of the Guarantee.  The Additional Guarantor hereby agrees to be bound as a Guarantor party to the Guarantee by all of the terms, covenants and conditions set forth in the Guarantee to the same extent that it would have been bound if it had been a signatory to the Guarantee on the date of the Guarantee.  Without limiting the generality of the foregoing, the Additional Guarantor hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.  The Additional Guarantor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Guarantors contained in the Guarantee.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Joinder Agreement or any amendments, waivers, consents or supplements hereto by facsimile or telefax shall be effective as delivery of a manually executed counterpart thereof.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[Remainder of page intentionally left blank.  Signature pages follow.]

IN WITNESS WHEREOF, the Additional Guarantor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

ADDITIONAL GUARANTOR:

[INSERT NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED
as of the date above first written by:

COLLATERAL AGENT:

CD FINANCIAL, LLC

By:
Name:
Title: